Exhibit 10.42

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                           Software License Agreement

         This Software License Agreement (the "License Agreement") is dated as of February 13, 2003 (the "Effective Date") and entered into by and between the following parties:


         "Licensor"                                            "Licensee"
         ----------                                            ----------

         PhoenixSoft, Inc., an Arizona corporation             Company Name:               Phone 1, Inc.


         6530 North 16th Street                                Address:                    100 North Biscayne
                                                                                           Blvd., 25th Floor
         Phoenix, Arizona 85016                                City, State, Zip:           Miami, Florida 33132

         USA                                                   Country:                    USA


         Telephone:  602-788-6100                              Tel:                        305-371-3300

         Fax: 602-279-8933                                     Fax:                        305-908-7727

         E-mail:  _________________________                    E-mail:                     _____________________

         Contact:  ________________________                    Contact:                    Mr. Federico Fuentes, CTO


         The parties hereby agree as follows:

         1. LICENSE.

                  a. Grant of License. Licensor grants Licensee, pursuant to the terms and conditions of this License Agreement, a perpetual, royalty-free, license to use the Software for its own internal use. Except to the extent provided otherwise on Exhibit A, the license granted to Licensee shall be non-exclusive and nontransferable.

                  b. Authorized Equipment and Site. Licensee will use the Software only on the computer equipment listed on the attached Exhibit D ("Authorized Equipment") at the Site. Licensee may temporarily transfer the Software to back-up computer equipment at a location different from the Site if the Authorized Equipment is inoperative for more than 24 hours and Licensee provides Licensor advance notice, in writing, identifying the new computer equipment and its location.

                  c. Restrictions on Use. Licensee agrees to use the Software only for Licensee's own business, and within the constraints of the Software License Agreement.

                  d. Copies. Licensee, solely to enable it to use the Software, may make one archival copy of the Software, provided that the copy will include Licensor's copyright and any other proprietary notices. The Software delivered by Licensor to Licensee and the archival copy will be stored at Licensee's Site. Software License Agreement

                                     1             Initial: Customer __________
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         Licensee will have no other right to copy, in whole or in part, the
         Software. Any copy of the Software made by Licensee is the exclusive property of Licensor.

                  e. Modifications, Reverse Engineering. Licensee agrees that only Licensor will have the right to alter, maintain, enhance or otherwise modify the Software. Licensee may not disassemble, decompile or reverse engineer the Software.

                  f. Equipment and Software Assumptions. Attached as Exhibit D and E are assumptions that Licensor has used in preparing this License Agreement. Licensee hereby represents that it has read Exhibits D and E and agrees that the assumptions used by Licensor are accurate and may be relied upon by Licensor in carrying-out the terms and conditions of this License Agreement.

                  g. Licensee's Responsibilities. Attached as Exhibit F is Licensee's Responsibilities under this License Agreement. Failure of Licensee to comply with its Licensee's Responsibilities will be deemed a material breach of this License Agreement.

         2. DELIVERY, INSTALLATION, TESTING AND ACCEPTANCE. Licensor will perform the delivery and installation of the Software. Licensee will participate in the test and acceptance phase of the Software installation and will accept the Software by signing a mutually agreed upon Acceptance Test agreement.

         3. LICENSE FEE.

                  a. In General. In consideration for the license granted by Licensor under this License Agreement, Licensee will pay Licensor a fee as set forth in Exhibit B (the "License Fee").

                  b. Payment Terms. Each installment of the License Fee will be due and payable in accordance with the payment schedule set forth in Exhibit B.

         4. OWNERSHIP.

                  a. Title. Licensee and Licensor agree that Licensor owns and will continue to own all right, title and interest in and to, and all proprietary rights, including, but not limited to, patent, copyright, trade secret, trademark and other proprietary rights, in and to the Software and Scripts and any corrections, bug fixes, enhancements, updates or other modifications, including custom modifications, to the Software, whether made by Licensor or any third party. Nothing in this Agreement shall preclude Phone1 from filing for copyright, patent, or similar protection covering technology or applications incorporating the Scripts, so long as the Scripts are shown as being subject to an exclusive license granted by Licensor to Licensee; provided that this provision shall not permit Licensee to incorporate any portion of the Software other than the Scripts in connection with any such protection or application. Licensee understands and acknowledges that the Scripts alone are of no value and will not function without the Software.

                  b. Transfers. Under no circumstances may Licensee sell, license, publish, display, distribute, or otherwise transfer to a third party the Software or any copy thereof, in whole or in part, without Licensor's prior written consent, which consent will not be unreasonably withheld. Nothing in the foregoing shall prohibit an assignment or transfer of this License Agreement as contemplated by Exhibit A and/or Section 6 of Exhibit H.

                                     2             Initial: Customer __________
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         5. USE AND TRAINING. Licensee will limit the use of the Software and
Scripts to its employees who have been appropriately trained. If requested by Licensee, Licensor will provide training to Licensee at its Phoenix training facility at Licensee's then prevailing rates.

         6. WARRANTY.

                  a. Scope of Warranty. Provided Licensee is not in default of its payment obligations under the License Agreement, Licensor warrants that for a period of 12 months following the date that the Software is installed on the Equipment (the "Installation Date"), the Software will substantially comply with Licensor's current documentation and the custom call flows as described in the attached Exhibit C. This warranty will be inapplicable if Licensee misuses the Software or the Equipment. Licensee will not run any non-essential software on the Equipment or add any other software to the Equipment without Licensor's express written consent.

                  b. Disclaimer of Any Other Warranty. THE LIMITED WARRANTY FOR THE SOFTWARE SET FORTH IN SECTION 6(a) IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LICENSOR.

                  a. Representations and Warranties of Licensor. Licensor, as a material inducement to Licensee for entering into this Agreement, hereby represents and warrants to Licensee, as follows:

                           (i) Licensor has and will continue to have all
                  necessary right, title and interest in and to the Software, Scripts and all Updates necessary in order to enter into and perform its obligations under this Agreement and the Support Agreement;

                           (ii) Licensee has no knowledge that the Software or
                  any component thereof infringes or will infringe upon the rights of any third person; and

                           (iii) Licensee has no knowledge of any colorable
                  claim that it may bring against any third party in which a cause of action would allege that such third party is infringing on Licensor's intellectual property rights in the Software or any component thereof.

                  b. Covenants of Licensor. Throughout the term of this License Agreement, Licensor:

                           (i) will vigorously defend its ownership of the
                  Software and the Scripts;

                           (ii) will diligently prosecute, or will allow
                  Licensee to prosecute, any and all thirdparty infringement of its ownership of the Software and Scripts;

                           (iii) will not, directly or indirectly, (A) divulge
                  the Scripts, in any medium or form, in whole or in part, to any person who is not a party to this Agreement, (B) develop software for any person not a party Licensee under this Agreement, having applications substantially similar to those of the Scripts for a period of one year from execution of this Agreement, (C) use the Scripts for the benefit of any person not a party Licensee under this Agreement or, (D) incorporate or use the Scripts in any filing by or on behalf of Licensor, seeking copyright, patent, or similar protection, or granting to any third party the right to do so, (E) enter into any agreement the effect of which is to do any of the foregoing.

                                     3             Initial: Customer __________
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         8 . INDEMNIFICATION. Licensor will indemnify and hold harmless Licensee for, from and against any suits, costs, claims and expenses, including reasonable attorneys' fees and expenses, based upon (a) Licensor's breach of any representation, warranty or covenant made by Licensor in this Agreement or the License Agreement and (b) any actual or alleged infringement of any United
States copyright, patent or other intellectual property right by the Software. Licensee agrees to notify Licensor of any such claim of which it becomes aware, promptly in writing and to allow Licensor to control the proceedings. Licensee agrees to cooperate fully with Licensor during the proceedings. Licensor will defend and may settle at its sole expense all proceedings arising out of the foregoing. In the event of any infringement, Licensor may repair or replace, in whole or in part, the Software with a substantially compatible and functionally equivalent computer program or modify the Software to avoid the infringement.

         9. DEFAULT.

                  a. Events of Default. The occurrence of any of the following events will constitute an "Event of Default" under this License
         Agreement:

                           (i) The other party breaches any material provision
                  of this License Agreement; or

                           (ii) Licensor (A) terminates or suspends its
                  business, (B) becomes subject to any bankruptcy or insolvency proceeding under Federal or state statute, (C) becomes insolvent or subject to direct control by a trustee, receiver or similar authority, or (D) has wound up or liquidated, voluntarily or otherwise.

                           (iii) Licensee, prior to payment of all amounts due
                  under this License Agreement (A) terminates or suspends its business, (B) becomes subject to any bankruptcy or insolvency proceeding under Federal or state statute, (C) becomes insolvent or subject to direct control by a trustee, receiver or similar authority, or (D) has wound up or liquidated, voluntarily or otherwise.

                           (iv) Non-payment by Licensee of the Licensee Fee
                  amounts set forth in Exhibit B.

                  b. Notice and Opportunity to Cure. Upon the occurrence of an Event of Default, the nondefaulting party will deliver to the defaulting party a written notice of the Event of Default that identifies in detail the Event of Default. The defaulting party will then have 30 days after the date of the notice to cure the default. If the defaulting party fails to fully and completely cure the default within the 30 day period, the non-defaulting party may exercise any remedies provided in this License Agreement or at law or equity. c. Return of Software. Within 10 days after termination of the License Agreement, Licensee will return to Licensor, at Licensee's expense, the Software, including, without limitation, the documentation therefore, and all copies thereof, delete or destroy all other copies of the Software, and deliver to Licensor a certification, in writing signed by an officer of Licensee, that the Software, including, without limitation, the documentation therefore, has been returned, all copies deleted or destroyed, and use discontinued.

         10. REMEDIES ON DEFAULT. The parties will be entitled to the following remedies if the Event of Default remains uncured at the end of the 30-day cure period:

                  a. Licensor's Remedies: In addition to any other remedies available to Licensor at law or in equity, Licensor will also be entitled to the following remedies:

                           (i) Licensor may render the Software inoperable.

                           (ii) Licensor may terminate this License Agreement.

                                     4             Initial: Customer __________
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         Notwithstanding the foregoing, following Licensee's payment of all amounts due under this License Agreement, Licensor may avail itself of the foregoing remedies only in the event Licensee violates Licensor's intellectual property rights set forth in this Agreement.

                  b. Immediate Suspension or Termination by Licensor. Notwithstanding anything to the contrary in this License Agreement, if Licensee fails to pay, within five days of the prescribed due date, any amounts payable under this License Agreement, Licensor will have the right to immediately terminate this License Agreement and render the Software inoperable. c. Licensee's Remedies. In the event of a default by Licensor under this License Agreement, Licensee shall have all remedies at law or in equity available to it under applicable law

         11. OTHER TERMS. Those terms not otherwise defined in this License Agreement will have the meanings set forth in Exhibit G. All Exhibits are incorporated by reference and are an integral part of this License Agreement, including, but not limited to, the following Exhibits:

       Exhibit A        Special Terms of License
       Exhibit B        License Fee and Payment Schedule
       Exhibit C        Custom Call Flows Script and Specifications
       Exhibit D        Equipment
       Exhibit E        Licensor's Assumptions
       Exhibit F        Licensee's Responsibilities
       Exhibit G        Defined Terms
       Exhibit H        Miscellaneous Provisions
       Exhibit I        Standard Specifications

         The parties have executed this Support Agreement as of the Effective Date.

LICENSOR: PHOENIXSOFT, INC.             LICENSEE:    PHONE 1, INC.

Signature: /s/ Paul Amick               Signature: /s/ Dario Echeverry
           --------------                          -------------------
Name: Paul Amick                        Name: Dario Echeverry
      -------------------                     ------------------------
Title: EVP                              Title: President-CEO
       ------------------                      -----------------------
Date: 2-13-02                           Date: 2-13-02
      -------------------                     ------------------------
                                     5             Initial: Customer __________
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                                   EXHIBIT A

                            SPECIAL TERMS OF LICENSE

Subject to the terms and conditions of this License Agreement, Licensor hereby grants to Licensee an exclusive license for the use of the Scripts. Licensor will deliver the Software and the Scripts to Licensee in object code form.

The source code for the Software will be placed in an escrow account with DSI Technology Escrow Services based on the terms and conditions of the Software Escrow Agreement, incorporated herein by reference. Licensor acknowledges that Licensee conducts operations through one or more subsidiaries and affiliates, and that such subsidiaries and affiliates may use or operate the Equipment on which the Software is run. Such activities shall not constitute a violation of the terms of this Agreement,

Notwithstanding any other provision of this License Agreement, commencing at such time as Licensee has paid all amounts due under this License Agreement, Licensee shall be entitled to transfer the license granted under this License Agreement (a) to a subsidiary or affiliate of Licensee, upon providing written notice thereof to Licensor, or (b) in connection with (i) a proceeding in bankruptcy to which Licensee may become a party, or (ii) a merger, share exchange, asset sale or similar business combination or sale of Licensee's business, in which Licensee is not the surviving entity; provided that (A) no other party to such transaction is a direct competitor of Licensor, (B) the other party agrees, in writing, to be bound by the terms and conditions of this License Agreement, and (C) Licensee shall pay any and all reasonable License Transfer Fees, at Licensor's then prevailing rates. Licensee shall provide Licensor with written notice of any such transaction at least 30 days' prior its effective date,

                                     6             Initial: Customer __________
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                                   EXHIBIT B

                        LICENSE FEE AND PAYMENT SCHEDULE

1. LICENSE AND DEVELOPMENT FEES.

         The License Fee will be $400,000.

         The Development Fee will be $50,000

2. PAYMENT SCHEDULE. THE LICENSE AND DEVELOPMENT FEE WILL BE PAYABLE BY LICENSEE AS FOLLOWS:

         a. The $50,000 Development Fee will be due and owing upon the signing of the License Agreement.

         b. $100,000 will be payable upon successful test of the Scripts, which shall be deemed to have occurred upon the parties' receipt of written certification from _______ certifying that the Software successfully executed the call flows described on Exhibit C?.

         c. $100,000 will be payable upon activation of ports 2,001 through 4,000, subject to subsection (f) below.

         d. $100,000 will be payable upon activation of ports 4,001 through 6,000, subject to subsection (f) below.

         e. $100,000 will be payable upon activation of ports 6,001 through 8,000, subject to subsection (f) below.

         f . The $300,000 License fees for ports 2,001 through 8,000 (i.e. - subsections (c) through (e)) will be due and owing within 180 days from the first day following successful test of the Scripts on which Licensor is ready, willing and able to activate ports 2,001 through 4,000, regardless of whether Licensee has activated additional ports.

         g . Licensor will deliver to Licensee a Software license for each 2,000 port increment as each $100,000 payment is made.

         h. For so long as Licensor and Licensee are parties to the Support Agreement, Licensor agrees to offer Licensee a license for each additional 2,000 ports. The fee for each additional 2,000 ports will be $100,000.

         All amounts are listed in United States dollars.

                                     7             Initial: Customer __________
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                                   EXHIBIT C

                  CUSTOM CALL FLOW SCRIPTS AND SPECIFICATIONS

                                     8             Initial: Customer __________
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                                   EXHIBIT D

                              Authorized Equipment
                      Equipment and Software Assumptions:

This proposal assumes that the new environment will be as follows:

         CMS/2000 and/or CMS/Server Convergent Billing application will be installed on customer provided hardware that meets the minimum specifications as defined by Licensor.

                                     9             Initial: Customer __________
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                                   EXHIBIT E

                               Other Assumptions

Licensor has made a variety of assumptions, as listed below, in establishing the terms and conditions for the grant of the Software license. If any assumptions are not valid, Licensor reserves the right to adjust the terms of the License Agreement and any of the attached Exhibits accordingly. All of the development schedules, payment schedules, deliveries, acceptance criteria, and warranty periods are based on the accuracy of these assumptions and resulting expectations.

1. A qualified contact person within Licensee's organization, trained on the Software, will act as the primary contact for the duration of the project. This role will be crucial to resolving any issues that may impede progress.

2. All additional features requested by Licensee during the project will be requested in writing to Licensor. An official change order process will be implemented. These requests will be billed on a time and materials basis at the then-current hourly rates.

3. All reasonable travel and lodging expenses will be billed to Licensee on an actual cost basis.

4.       All products and services will be billed to Licensee.

5. Most actual project development will occur at Licensor's corporate offices.

6. Licensor will spend time on-site at Licensee's offices on an as-needed basis, such as during the analysis and implementation phases.

7. All documentation will be completed using industry standard applications.

                                     10            Initial: Customer __________
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                                   EXHIBIT F

                          Licensee's Responsibilities

Licensee is encouraged to participate and interact on a regular basis with Licensor within the scope of the implementation and hereby agrees to provide the following:

1. Licensee's primary contact person will have the authority to request billable services from Licensor for the duration of the project. The contact will be crucial to settling any unresolved issues, which may impede progress.

2. Licensee will provide personnel to participate in the system test phase. Because the system test phase will be performed jointly by Licensor and Licensee, we estimate the level of time and effort by Licensee's personnel to be equal to the amount to be provided by Licensor

3. Licensee will provide to Licensor all relevant signaling specifications that will be utilized in Licensee's application.

4. Licensee will maintain direct relationships with all third-party vendors that are used for operation of the System. Vendors may include Microsoft, ORACLE, Telcordia, Intel, and others as agreed between the parties.

5.       Licensee will maintain all rating and routing tables within the System.

6. Licensee will responsibly manage the Oracle or SQL server database used by the system and will, at a minimum, perform a daily backup to an off-site location.

7. Licensee will employ a trained, qualified individual to operate the System.

8. Licensee will review and comply with the requirements detailed on the installation checklist prior to the scheduled System Installation Date.

                                     11            Initial: Customer __________
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                                   EXHIBIT G

                                 Defined Terms

The following terms and conditions will have the following meanings for the License Agreement, including all Schedules and Exhibits attached thereto:

1.1 "Authorized Equipment" means the computer hardware as approved by Licensor for use with the software.

1.2 "Covered Equipment" is the equipment listed on a Support Order and is limited to equipment still covered by the manufacturer's warranty

1.3      "Effective Date" is the date first written on the License Agreement.

1.4 "Escrow Agreement" is that certain Software Escrow Agreement that provides for the escrow of the Software (and any related documentation) by and among Licensor, Licensee and DSI Technology Escrow Services.

1.5 "Initial Term" is the 12 month period that commences on the Start Date of a Support Order as defined in the Support Agreement.

1.6 "Installation Date" will mean that date the Software is installed on the Equipment.

1.7 "License Agreement" is that certain Software License Agreement that provides for the terms and conditions of the license granted to Licensee by Licensor dated as of the Effective Date, including all Exhibits and Schedules.

1.8      "Licensee" means Phone 1, Inc., a Florida corporation.

1.9      "Licensor" means PhoenixSoft, Inc., an Arizona corporation.

1.10 "System" is those items of computer and related hardware listed on Exhibit J.

1.11 "Scripts" are software which define call flows, are specifically defined in Exhibit C, and which: (i) are customized solely for Licensee by Licensor; (ii) Licensee has expressly requested be developed solely for Licensee and Licensor has expressly agreed and acknowledged in writing to be developed for the exclusive use of Licensee; and (iii) has neither been previously developed by Licensor nor is independently developed by Licensor. Licensee understands and acknowledges that the Scripts alone are of no value and will not function without the Software.

1.12 "Site" is Licensee's physical location from time-to-time, which is currently at the following address: 100 North Biscayne Boulevard, 25th Floor, Miami, Florida, 33132. Licensee may change its physical location and, upon written notice to Licensor of such change, such new location shall be the Site hereunder.

1.13 "Software" is the computer software program(s) owned or distributed by Licensor for which Licensee is granted a license pursuant to the License Agreement. Software includes Updates

1.14 "Support Order" is attached to the Support Agreement and describes the Support Services.

1.15 "Standard Specifications" are the written descriptions of Software functionality, as described in Exhibit I to the License Agreement.

1.16 "Start Date" is the first day that a Support Order (which is attached to the Support Agreement), is effective.

1.17 "Support Agreement" is that certain Support Agreement that provides for the terms and conditions of the maintenance of the Covered Equipment and Software by and between Licensor and Licensee.

1.18 "Support Services" are the services provided by Licensor in connection with the use of the Covered Equipment and Software. The Support Services are detailed in Support Orders.

1.19 "Updates" are updated or revised versions of the Software and Standard Specifications, which encompass logical improvements, extensions and other changes to the Software that are generally made available to Software licensees who are current in their payment of all fees and recipients of Licensor's Support Services.

                                     12            Initial: Customer __________
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                                   EXHIBIT H

                            Miscellaneous Provisions

The following miscellaneous provisions apply to the License Agreement, the Support Agreement, and each of the attached Exhibits attached thereto. For purposes of this Schedule H, the License Agreement, and the Support Agreement, including all Support Orders, will collectively be referred to as "the Agreements."

         1. ADDITIONAL PAYMENT PROVISIONS.

                  a. Taxes. Licensee will, in addition to the other amounts payable under the Agreements, pay all use, value-added or other taxes, federal, state or otherwise, however designated, which are levied or imposed on Licensee by reason of the transactions contemplated by the Agreements. Licensee shall not be responsible for any tax associated with the operation of Licensor's business.

                  b. Late Payment and Non-Payment. All amounts not paid within 10 days of the due date will bear interest at the rate of 1.5% per month, compounding daily, or at the highest rate allowed by law, whichever is less, from the due date until paid.

                  c. Third Party Financing. If any fees or amounts owed to Licensor are to be financed through a third party, all deposits paid to Licensor will be refunded to Licensee on receipt of payment in full by Licensor from the third party.

                  d. Payment of Price. Licensee may pay all amounts payable under each of the Agreements by wire transfer, bank draft, letter of credit, or by Licensee check.

                           (i) Submit wire payment as follows and advise
                  Licensor of date and transfer amount:

                           PhoenixSoft, Inc.
                           Bank One Arizona
                           7022 N. 7th Street
                           Phoenix, Arizona 85020 USA
                           Telephone: +1-602-589-4036
                           Fax: +1-602-589-4034
                           Routing Number: 122100024
                           Account Number: 634565964
                           Beneficiary: PhoenixSoft, Inc.

                           (ii) Submit Licensee check via express mail to:

                           PhoenixSoft, Inc.
                           6530 North 16th Street
                           Phoenix, Arizona 85016 USA
                           Telephone: 602-788-6100

         2. CONFIDENTIAL INFORMATION.

                  a . By Licensee. Licensee agrees that the Authorized Equipment, the Software, Scripts, and any other information provided by Licensor to Licensee contain proprietary information, including trade secrets, know-how and confidential information, that is the exclusive property of Licensor. During the

                                     13            Initial: Customer __________
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         period in which any of the Agreements are in effect and at all times after their termination, Licensee and its employees and agents will maintain the confidentiality of this information and not sell, license, publish, display, distribute, disclose or otherwise make available this information to any third party nor use such information except as authorized by the Agreements. Licensee may not disclose any such proprietary information concerning the Authorized Equipment, the Software, Scripts, or any other information provided by Licensor to Licensee, including, but not limited to, any flow charts, logic diagrams, user manuals, data, documentation, materials, object code, source code, interfaces, architecture, work plans, designs and screens, to persons that are not employees of Licensee without the prior written consent of Licensor.

                  b. By Licensor. Licensor agrees that information provided by Licensee to Licensor, including information that Licensor will be exposed to in connection with the transactions contemplated by this Agreement may contain proprietary information, including trade secrets, know-how and confidential information, that is the exclusive property of Licensee. During the period in which any of the Agreements are in effect and at all times after their termination, Licensor and its employees and agents will maintain the confidentiality of this information and not sell, license, publish, display, distribute, disclose or otherwise make available this information to any third party nor use such information except as authorized by the Agreements. Licensor may not disclose any such proprietary information including, but not limited to, any flow charts, logic diagrams, user manuals, data, documentation, materials, object code, source code, interfaces, architecture, work plans, designs and screens, to persons that are not employees of Licensor without the prior written consent of Licensee.

         3. LIMITATIONS PERIOD. Except for the parties' right to seek equitable relief in a court of competent jurisdiction in the event of a breach or threatened breach of its intellectual property rights, no arbitration or other action arising under the Agreements may be brought by either party against the other more than one year after the cause of action arises.

         4. NO CONSEQUENTIAL DAMAGES. NEITHER PARTY WILL BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) RELATED TO THE AGREEMENTS OR RESULTING FORM THE USE OR INABILITY TO USE THE SYSTEM AND/OR THE SOFTWARE, ARISING FROM ANY CAUSE OF ACTION WHATSOEVER, INCLUDING CONTRACT, WARRANTY, STRICT LIABILITY, OR NEGLIGENCE, EVEN IF EITHER PARTY HAS BEEN NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         5. LIMITATION ON RECOVERY. EXCEPT FOR BREACH OR THREATENED BREACH OF A PARTY'S INTELLECTUAL PROPERTY RIGHTS OR A PARTY'S CONFIDENTIALITY OBLIGATIONS HEREIN, UNDER NO CIRCUMSTANCES WILL THE LIABILITY OF EITHER PARTY IN CONNECTION WITH ANY OF THE AGREEMENTS EXCEED THE AMOUNTS ACTUALLY PAID BY LICENSEE TO LICENSOR UNDER THE AGREEMENT FROM WHICH THE LIABILITY ARISES. THIS PROVISION SHALL NOT OPERATE SO AS TO LIMIT A PARTY'S LIABILITY FOR DAMAGES DUE TO ITS OWN WILFUL MISCONDUCT OR GROSS NEGLIGENCE.

         6. ASSIGNMENT. Subject to the terms and conditions of this Agreement, including Exhibit A, Licensee may not assign, sell, sublicense or otherwise transfer the System, the Software or its rights or obligations under any of the Agreements to any third party, including, but not limited to, any parent, subsidiaries, affiliated entities or third parties, or as part of the sale of any portion of its business, or pursuant to any merger, consolidation or reorganization, without Licensor's prior written consent.

         7. FORCE MAJEURE. Neither party will be in default or otherwise liable for any delay in or failure of its performance under the Agreements if such delay or failure arises by any reason beyond its reasonable control, including any act of God, any acts of the common enemy, the elements, earthquakes, floods, fires, epidemics, riots, failures or delay in transportation or communications, or any act or failure to act by the other party or such other party's employees, agents or contractors. Lack of funds will not be deemed to be a reason beyond a party's

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reasonable control. The parties will promptly inform and consult with each other as to any of the above causes that in their judgment may or could be the cause of a delay in the performance of any of the Agreements.

         8. ARBITRATION. Except for the parties' right to seek equitable relief in a court of competent jurisdiction in the event of a breach or threatened breach of its intellectual property rights, the parties will settle any controversy arising out of the Agreements by binding arbitration in Maricopa County in the State of Arizona, in accordance with the rules of the American Arbitration Association. A single arbitrator will be agreed on by the parties or, if the parties cannot agree on an arbitrator within 30 days, then the parties agree that a single arbitrator will be appointed by the American Arbitration Association. The arbitrator may award attorneys' fees and costs as part of the award. The award of the arbitrator will be binding and may be entered as a judgment in any court of competent jurisdiction.

         9. NOTICES. All notices under the Agreements are to be delivered by (i) depositing the notice in the mail, using registered mail, return receipt requested, addressed to the address set forth in the Agreements for the party or to any other address as the party may designate by providing notice, (ii) facsimile transmission by using the facsimile number set forth in the Agreements for the party or any other facsimile number as the party may designate by providing notice, (iii) overnight delivery service addressed to the address set forth in the Agreements for the party or to any other address as the party may designate by providing notice, or (iv) hand delivery to the individual designated in the relevant Agreement or to any other individual as the party may designate by providing notice. The notice will be deemed delivered (i) if by registered mail, four days after the notice's deposit in the mail, (ii) if by telecopy, on the date the notice is delivered, (iii) if by overnight delivery service, on the day of delivery, and (iv) if by hand delivery, on the date of hand delivery.

         10. AMENDMENT. None of the Agreements may be modified, altered or amended except by written instrument duly executed by both parties.

         11. WAIVER. The waiver or failure of either party to exercise in any respect any right provided for in the Agreements will not be deemed a waiver of any further right under the Agreements.

         12. SEVERABILITY. If any provision of any of the Agreements is invalid, illegal or unenforceable under any applicable statute or rule of law, it is to that extent to be deemed omitted. The remainder of the Agreement containing the invalid, illegal or unenforceable provision will be valid and enforceable to the maximum extent possible.

         13. GOVERNING LAW. The Agreements and performance thereunder will be governed by the laws of the State of Arizona.

         14. READ AND UNDERSTOOD. Each party acknowledges that it has read and understands each of the Agreements and agrees to be bound by their respective terms.

         15. VENUE. The proper venue for any proceeding at law or in equity or under the provisions for arbitration will be Maricopa County, Arizona, and the parties waive any right to object to the venue.

         16. ATTORNEYS' FEES. If any arbitration proceeding or action is brought to recover any amount under the Agreements, or for or on account of any breach of, or to enforce or interpret any of the terms, covenants, or conditions of this Agreement, the parties will submit for determination by the arbitrator, the allocation of costs to be borne by each the parties, the amount of which will be made a part of any award or judgment rendered.

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                                   EXHIBIT I

                 Standard Specifications (CMS/2000 White Paper)

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